UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 11, 2025

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk
,
Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation

Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 11, 2025, Xerox Holdings Corporation (“Xerox Holdings”) and Xerox Corporation (“Xerox Corp” and, together with Xerox Holdings, the “Company”) announced that John Bruno will cease to serve as President and Chief Operating Officer of the Company as of August 31, 2025 (the “Separation Date”). Mr. Bruno will continue to serve as a member of the Company’s board of directors (the “Board”) and will chair an Integration Committee to be newly formed by the Board.
Effective as of September 1, 2025, Louie Pastor, the Company’s Chief Administrative Officer & Global Head of Operations, will serve as President and Chief Operating Officer of the Company. No changes to Mr. Pastor’s compensation are being made at this time in connection with his change in title.
On August 14, 2025, Xerox Corp entered into a General Release and
Non-Competition
Agreement (the “Release Agreement”) with Mr. Bruno. Pursuant to the Release Agreement, in exchange for a release of claims in favor of the Company and its affiliates, Mr. Bruno will be entitled to continued vesting of all outstanding time-based restricted stock units held by him as of the Separation Date in accordance with their original terms for so long as he continues to serve as both a member of the Board and, following the Separation Date, serves as chair of a newly formed Integration Committee of the Board. The Release Agreement also subjects Mr. Bruno to customary non-disparagement
obligations, as well as
non-competition
and
non-solicitation
covenants that will apply for 24 months following the Separation Date and a general cooperation covenant that survives for 36 months following the Separation Date. The foregoing description of the Release Agreement does not purport to be
complete and is qualified in its entirety by reference to the full text of the Release Agreement, a copy of which is attached hereto as an exhibit.

Item 7.01 Regulation FD Disclosure
On August 11, 2025, the Company issued a press release announcing Mr. Bruno’s resignation and Mr. Pastor’s promotion to President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	General Release and Non-Competition Agreement between Xerox Corporation and John Bruno, dated August 14, 2025.

99.1	Press Release, Dated August 11, 2025, issued by Xerox Holdings Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: August 15, 2025	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: August 15, 2025	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary